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                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Acorn Investment Trust
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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LOGO                         WANGER ADVISORS TRUST
                      277 WEST MONROE STREET, SUITE 3000
                            CHICAGO, ILLINOIS 60606

                          MORE INFORMATION ABOUT THE
                             WANGER ADVISORS TRUST
                              PROXY SOLICITATION

  We recently sent you a proxy statement asking you to vote to approve a new advisory agreement for Wanger U.S. Small Cap Advisor or Wanger International Small Cap Advisor. We want to be sure your vote is based on a complete understanding of the facts.

  A new advisory agreement is required because of the pending restructuring of Wanger Asset Management, L.P., the Funds' investment adviser. THE NEW ADVISORY AGREEMENTS WILL NOT CHANGE THE FUNDS' PORTFOLIO MANAGERS AND WILL NOT CHANGE THE FUNDS' FEES OR EXPENSES. Even the costs of soliciting proxies and voting instructions are being paid entirely by Wanger Asset Management.

  VOTE YES TO PERMIT WANGER ASSET MANAGEMENT TO COMPLETE ITS RESTRUCTURING. A YES VOTE MEANS:

  . NO change in fees or expenses

  . NO change in portfolio managers

  . NO impact on the management of your Funds


  Your vote is very important to us. PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE. You can change an earlier vote by sending in a new voting instruction card.

               If you have questions, call us at 1-800-922-6769.

December 16, 1997